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                                                                   EXHIBIT 10.13

                                 FIRST AMENDMENT
                   TO REVOLVING CREDIT AND GUARANTY AGREEMENT

          This FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT (this "Amendment") is made as of the 30th day of March, 2001, by and among (i) SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), (ii) SL GREEN REALTY CORP., a Maryland corporation (the "Company", and a "Guarantor", as such term is defined herein), (iii) each of the direct and indirect Subsidiaries of the Borrower or the Company that is a signatory hereto under the caption "Guarantors" on the signature pages hereto, (iv) each of the financial institutions that is a signatory hereto under the caption "Lenders" on the signature pages hereto (individually, a "Lender" and, collectively, the "Lenders"), (v) FLEET NATIONAL BANK, NA, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Agent"),
(vi) SALOMON SMITH BARNEY INC., as syndication agent for the Lenders hereunder (the "Syndication Agent"), and (vii) BANKERS TRUST COMPANY, as documentation agent for the Lenders hereunder (the "Documentation Agent"), and is made with reference to that certain Revolving Credit and Guaranty Agreement dated as of June 27, 2000, by and among Borrower, Guarantors, Lenders, Agent, Syndication Agent, and Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                R E C I T A L S:

          WHEREAS, under the terms of the Credit Agreement, the Lenders provide to the Borrower an unsecured revolving credit facility in the maximum amount of $250,000,000 (the "Facility"); and

          WHEREAS, under the terms of the Credit Agreement, the Obligations of the Borrower are jointly and severally unconditionally guaranteed by the Guarantors; and

          WHEREAS, Borrower has requested, pursuant to Section 2.2 of the Credit Agreement, that the Total Commitment of the Lenders be increased to $300,000,000, and certain Lenders have agreed to increase their Commitments such that the Total Commitment shall be $300,000,000; and

          WHEREAS, at the request of Borrower, Lenders have agreed to amend the Credit Agreement and Schedule 1.2 thereto in accordance with Section 2.2(d) of the Credit Agreement in order to reflect the increase in Total Commitment; and

          WHEREAS, the parties hereto intend that this Amendment not constitute a novation or satisfaction of the Obligations or be deemed to evidence or constitute a repayment of all or any portion of such Obligations.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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SECTION 1.     AMENDMENT OF CREDIT AGREEMENT AND RELATED MATTERS

     1.1 DEFINITIONS. The definition of "Treasury Rate" in Section 1.1 of the Credit Agreement is amended by deleting therefrom the words "plus 1.75%."

     1.2 SCHEDULE 1.2. Schedule 1.2 to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit A hereto.

SECTION 2.     BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the Schedules thereto in the manner provided herein, the Borrower and the Guarantors jointly and severally represent and warrant to each Lender that the following statements are true, correct and complete:

     (i) each of the Borrower and each Guarantor has all requisite corporate, limited liability company, or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement");

     (ii) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate, limited liability company, or partnership action (as the case may be) on the part of Borrower and each Guarantor;

     (iii) the execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of the Amended Agreement (i) are within the authority of the Borrower or such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor and
(iv) do not conflict with any provision of the Borrower or such Guarantor's charter documents or bylaws, partnership agreement, declaration of trust, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon the Borrower or such Guarantor or to which any of the Borrower's or such Guarantor's properties are subject;

     (iv) the execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

     (v) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and each Guarantor and are the legally valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency,

                                        2
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reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally or by equitable principles relating to enforceability; and

     (vi) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 3.     CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

     (i) On or before the First Amendment Effective Date, the Borrower and each Guarantor shall have delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed originals of this Amendment;

     (ii) On or before the First Amendment Effective Date, the Borrower shall execute and deliver to the Agent new Notes for each Lender whose Commitment (as reflected on Schedule 1.2, as amended pursuant to this Amendment) has changed so that the maximum principal amount of such Lender's Note shall equal its Commitment;

     (iii) On or before the First Amendment Effective Date, Lenders shall have received originally executed copies of a written opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the enforceability thereof, substantially in the form of the relevant portions of the opinion delivered pursuant to Section 10.6 of the Credit Agreement.

     (iv) The Borrower shall have paid to the Agent all fees due and payable by the Borrower pursuant to Section 4.1 of the Credit Agreement and shall have paid all other expenses as provided in Section 15 of the Credit Agreement due and payable by the Borrower as of the First Amendment Effective Date.

     In furtherance of the foregoing clause (ii), each Lender receiving a replacement Note pursuant to the foregoing clause (ii) covenants that it shall promptly surrender to the Agent, and the Agent covenants that it shall promptly thereafter return to the Borrower for cancellation, such Lender's existing Note replaced thereby.

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SECTION 4.     ACKNOWLEDGEMENT AND CONSENT

     (i) Each of the Borrower, the Company and each other Guarantor (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the Schedule 1.2 thereto effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes.

     (ii) In accordance with Section 5.6 of the Credit Agreement, each of the undersigned Green 286 Madison LLC, Green 292 Madison LLC, and Green 1370 Broadway LLC (collectively, the "New Guarantors", and individually, a "New Guarantor") agrees to be bound by all the terms and provisions of the Credit Agreement and the other Loan Documents applicable to it as a Guarantor thereunder. In furtherance of the foregoing, each reference to a Guarantor in the Credit Agreement, this Amendment and the Amended Agreement shall be deemed to include the New Guarantors.

SECTION 5.     INTENTIONALLY OMITTED

SECTION 6.     MISCELLANEOUS

     A       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER
LOAN DOCUMENTS.

             (i) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

             (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     B       FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 15 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

                                        4
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     C       HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D       APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E       COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Lenders and each of the Credit Support Parties and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof. Section 1 of this Amendment shall become effective only in the manner set forth in Section 3 of this Amendment.

                  [Remainder of page intentionally left blank]

                                        5
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          IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first Written above.

                                      BORROWER:

                                      SL GREEN OPERATING PARTNERSHIP, L.P.

                                      By: SL GREEN REALTY CORP., its general
                                          partner


                                          By:
                                             -----------------------------------
                                             Name:  Marc Holliday
                                             Title: Chief Investment Officer


                                      GUARANTOR:

                                      SL GREEN REALTY CORP.


                                      By:
                                         ----------------------------------
                                         Name:  Marc Holliday
                                         Title: Chief Investment Officer


                                      GUARANTOR:

                                      NEW GREEN 1140 REALTY LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP., its
                                              general partner


                                              By:
                                                 -------------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer

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                                      GUARANTOR:

                                      SLG 17 BATTERY LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer


                                      GUARANTOR:

                                      SL GREEN MANAGEMENT LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer


                                      GUARANTOR:

                                      SLG IRP REALTY LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer

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                                      GUARANTOR:

                                      GREEN 286 MADISON LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer


                                      GUARANTOR:

                                      GREEN 292 MADISON LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer


                                      GUARANTOR:

                                      GREEN 1370 BROADWAY LLC

                                      By: SL GREEN OPERATING PARTNERSHIP,
                                          L.P., its managing member,

                                          By: SL GREEN REALTY CORP.,
                                              its general partner

                                              By:
                                                 -----------------------------
                                                 Name:  Marc Holliday
                                                 Title: Chief Investment Officer

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                                      ADMINISTRATIVE AGENT:

                                      FLEET NATIONAL BANK, NA
                                         As Administrative Agent


                                      By:
                                         -------------------------------------
                                         Name:  Kathleen M. Ahern
                                         Title: Director

                                      LENDER:

                                      FLEET NATIONAL BANK, NA


                                      By:
                                         -------------------------------------
                                         Name:  Kathleen M. Ahern
                                         Title: Director

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                                      LENDER:

                                      CITICORP REAL ESTATE, INC.


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

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                                      LENDER:

                                      BANKERS TRUST COMPANY


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

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                                      LENDER:

                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                      NEW YORK BRANCH


                                      By:
                                         -------------------------------------
                                         Name:  David M. Schwartz
                                         Title: Senior Vice President

                                      By:
                                         -------------------------------------
                                         Name:  Christine H. Finkel
                                         Title: Vice President

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                                      LENDER:

                                      THE BANK OF NEW YORK


                                      By:
                                         -------------------------------------
                                         Name:  Maria D. Kastanis
                                         Title: Vice President

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                                      LENDER:

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION


                                      By:
                                         -------------------------------------
                                         Name:  Timothy M. Zietara
                                         Title: Senior Vice President

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                                      LENDER:

                                      BANK LEUMI USA


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

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                                      LENDER:

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------
                                         Name:  Thomas Nastarowicz
                                         Title: Vice President

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                                      LENDER:

                                      KEY BANK NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------
                                         Name:  John Scott
                                         Title: Assistant Vice President

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                                    EXHIBIT A

                                  SCHEDULE 1.2
                     Commitments and Commitment Percentages

                                                                                                      Commitment
Financial Institution                                                     Commitment                  Percentage
---------------------------------------------------------------------------------------------------------------------
Fleet National Bank, NA                                                 $ 50,000,000                  16.6667%

Wells Fargo Bank, National Association                                  $ 47,500,000                  15.8333%

Commerzbank Aktiengesellschaft, New York Branch                         $ 47,500,000                  15.8333%

Bankers Trust Company                                                   $ 42,500,000                  14.1667%

The Bank of New York                                                    $ 35,000,000                  11.6667%

Citicorp Real Estate, Inc.                                              $ 27,500,000                   9.1667%

PNC Bank, National Association                                          $ 20,000,000                   6.6667%

Key Bank National Association                                           $ 20,000,000                   6.6667%

Bank Leumi USA                                                          $ 10,000,000                   3.3333%